VIRTUS KAR Small-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—95.4%
Communication Services—8.6%
Autohome, Inc. ADR	1,040,195	$66,531
Rightmove plc	11,399,000	102,399
		168,930

Consumer Discretionary—4.7%
Acushnet Holdings Corp.	1,863,041	92,034
Consumer Staples—2.1%
PriceSmart, Inc.	459,189	41,791
Energy—1.4%
Dril-Quip, Inc.(1)	799,140	27,035
Financials—20.2%
Artisan Partners Asset Management, Inc. Class A	891,600	45,311
FactSet Research Systems, Inc.	169,940	57,034
First Hawaiian, Inc.	3,108,755	88,102
Moelis & Co. Class A	1,199,440	68,236
Primerica, Inc.	612,512	93,800
RLI Corp.	419,203	43,844
		396,327

Health Care—4.8%
Atrion Corp.	48,880	30,351
CorVel Corp.(1)	481,080	64,609
		94,960

Industrials—41.6%
Donaldson Co., Inc.	482,200	30,634
EMCOR Group, Inc.	853,970	105,201
FTI Consulting, Inc.(1)	821,194	112,183
Graco, Inc.	1,161,110	87,896
Landstar System, Inc.	522,209	82,520
RBC Bearings, Inc.(1)	247,448	49,346
Simpson Manufacturing Co., Inc.	815,217	90,033
Teledyne Technologies, Inc.(1)	230,552	96,562
Toro Co. (The)	763,701	83,915
Watts Water Technologies, Inc. Class A	523,774	76,424
		814,714

Information Technology—10.7%
Aspen Technology, Inc.(1)	589,600	81,094
	Shares	Value

Information Technology—continued
Jack Henry & Associates, Inc.	207,800	$33,977
Manhattan Associates, Inc.(1)	646,720	93,671
		208,742

Materials—1.3%
AptarGroup, Inc.	182,012	25,634
Total Common Stocks (Identified Cost $1,112,862)		1,870,167

Total Long-Term Investments—95.4% (Identified Cost $1,112,862)		1,870,167

Short-Term Investment—3.9%
Money Market Mutual Fund—3.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	75,930,533	75,931
Total Short-Term Investment (Identified Cost $75,931)		75,931

TOTAL INVESTMENTS—99.3% (Identified Cost $1,188,793)		$1,946,098
Other assets and liabilities, net—0.7%		14,513
NET ASSETS—100.0%		$1,960,611

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	91%
United Kingdom	5
China	4
Total	100%
† % of total investments as of June 30, 2021.
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,870,167	$1,870,167
Money Market Mutual Fund	75,931	75,931
Total Investments	$1,946,098	$1,946,098
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR Small-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021
($ reported in thousands)
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR SMALL-CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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